LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JANUARY 5, 2018

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

OF ENTRUSTPERMAL ALTERNATIVE CORE FUND,

EACH DATED MAY 1, 2017

The following information supplements the fund’s Summary Prospectus and Prospectus:

At the special meeting of shareholders of the fund held on January 5, 2018, shareholders approved the proposals to approve (1) a change to the fund’s fundamental investment restriction on concentration, (2) an amended and restated management agreement between Legg Mason Partners Equity Trust (the “Trust”), on behalf of the fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), the fund’s investment manager, and (3) an amended and restated subadvisory agreement between LMPFA and EnTrustPermal Partners Offshore LP (“EPOLP”), the fund’s subadviser. As a result, effective January 5, 2018, the following changes are made to the fund’s Summary Prospectus and Prospectus.

The following text replaces any information to the contrary in the section of the Summary Prospectus and Prospectus titled “Fees and expenses of the fund”:

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75[1,2]	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None	None
Small account fee[5]	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees[6]	0.90	0.90	0.90	0.90	0.90	0.90
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	None	None
Other expenses	0.24	0.22	0.24	0.31[7]	0.20	0.16
Dividend and interest expenses on securities sold short[8]	0.10	0.10	0.10	0.10	0.10	0.10
Acquired fund fees and expenses[9]	0.11	0.11	0.11	0.11	0.11	0.11
Total annual fund operating expenses[10]	1.60	2.33	1.60	1.92	1.31	1.27
Fees waived or expenses reimbursed[11]	—	—	—	(0.01)	—	(0.06)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.60	2.33	1.60	1.91	1.31	1.21

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).

[2]	Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge.

[3]	Maximum deferred sales charge (load) may be reduced over time.

[4]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]	If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[6]	Management fees are restated to reflect current fees.

[7]	“Other expenses” for Class R shares are estimated for the period ended June 30, 2017. Actual expenses may differ from estimates.

[8]	“Dividend and interest expenses on securities sold short” are estimated based on the subadviser’s expected use of derivatives to take short positions, rather than selling securities short, and are subject to change.

[9]	“Acquired fund fees and expenses” are estimated to reflect that the fund is no longer required to invest more than 25% of its assets in the mutual fund industry under its revised concentration policy. This estimate is based on the subadviser’s allocations to mutual funds, exchange-traded funds (“ETFs”), and other underlying funds and is subject to change.

[10]	Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the consolidated financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[11]	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses) so that total annual fund operating expenses will not exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class FI shares, 1.70% for Class R shares, 1.10% for Class I shares and 1.00% for Class IS shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of acquired fund fees and expenses, brokerage commissions on purchases and sales of ETFs and dividend and interest expenses on securities sold short. These arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that fee waivers or expense reimbursements are reflected only in the 1-year figures)

•	You reinvest all distributions and dividends without a sales charge

•	The expenses of the underlying funds are reflected

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	728	1,051	1,396	2,365
Class C (with redemption at end of period)	336	727	1,245	2,666
Class C (without redemption at end of period)	236	727	1,245	2,666
Class FI (with or without redemption at end of period)	163	505	871	1,901
Class R (with or without redemption at end of period)	194	602	1,036	2,243
Class I (with or without redemption at end of period)	133	414	717	1,578
Class IS (with or without redemption at end of period)	123	396	690	1,527

The following text amends and restates the section of the Summary Prospectus and Prospectus titled “Principal investment strategies”:

The fund typically will invest, directly in securities or other instruments or through underlying funds, including exchange-traded funds (ETFs), mutual funds and closed-end funds, in the following manner:

•	50% to 100% of its total assets in alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies and hedge fund strategies

•	0% to 50% of its total assets in equity-related investments

•	0% to 50% of its total assets in fixed income-related investments

•	0% to 40% in cash and cash equivalents

The fund may seek both long and short exposures to equities, fixed income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, global macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event driven. The fund may also employ various portfolio hedging strategies, including short-biased, volatility and tail-risk products that are expected to produce positive returns in adverse market environments.

The fund may not invest more than 10% of its total assets in any one investment considered by EnTrustPermal Partners Offshore LP (“EPOLP”) to be an alternative investment. For purposes of this restriction, all investments in hedge funds will be considered alternative investments.

The composition of the fund’s investment portfolio will vary over time, based on, among other things, quantitative and qualitative techniques and risk management guidelines. The fund may employ an asset allocation strategy to exploit perceived inefficiencies or imbalances in equity, fixed income or other asset classes in any region or country. EPOLP will allocate assets to securities and other instruments, various underlying funds and exchange-traded notes which, in its opinion, are consistent with its guidelines and invest in the markets and strategies as identified by its asset allocation process.

The fund may obtain exposure to investment strategies (including hedge fund strategies) through the use of one or more total return swaps through which the fund makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests actively managed by a third-party investment manager identified by EPOLP. The fund may not invest more than 10% of its total assets either directly or through swaps in any one investment considered by EPOLP to be an alternative investment.

The fund and certain underlying funds may engage in active and frequent trading to achieve their principal investment strategies, resulting in high portfolio turnover.

The following text replaces any information to the contrary in the section of the Summary Prospectus and Prospectus titled “Management – Subadviser”:

Subadviser: EnTrustPermal Partners Offshore LP (“EPOLP”)

The following text replaces any information to the contrary in the section of the Prospectus titled “More on the fund’s investment strategies, investments and risks – Important information”:

The fund seeks total return.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

In seeking to meet its investment objective, the fund allocates assets in accordance with decisions made by EPOLP. The fund will seek to achieve its objective by investing in the following manner:

•	50% to 100% of its total assets in alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies and hedge fund strategies

•	0% to 50% of its total assets in equity-related investments

•	0% to 50% of its total assets in fixed income-related investments

•	0% to 40% in cash and cash equivalents

The fund may invest directly in equity securities, fixed income securities, derivatives and hedge fund strategies, or indirectly through underlying funds, which include exchange-traded funds (ETFs), mutual funds, closed-end funds and indexed or other performance-related instruments, including exchange-traded notes (ETNs), as identified by EPOLP. Consistent with its investment objective, the fund may invest in any investment strategy or technique and in any region or country. To the extent that the fund invests in underlying funds, it may invest in affiliated and unaffiliated ETFs and mutual funds and unaffiliated closed-end funds. Some of the underlying funds may not be registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”) and/or may not register their securities under the Securities Act of 1933, as amended (the “1933 Act”), and are commonly known as “hedge funds.” The fund may change the underlying funds—whether affiliated or unaffiliated—from time to time without notice to shareholders.

The composition of the fund’s investment portfolio will vary over time based on EPOLP’s overall asset allocation decisions and top-down and bottom-up implementation. The fund will remain flexible in its use of investment strategies and techniques and can seek both long and short exposure.

The fund may invest in hedge fund strategies. Hedge fund strategies may seek both long and short exposures to equities, fixed income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, global macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event-driven. The fund may also employ various portfolio hedging strategies, including short-biased, volatility and tail-risk strategies and products that are expected to produce positive returns in adverse market environments.

The fund may not invest more than 10% of its total assets in any one investment considered by EPOLP to be an alternative investment. For purposes of this restriction, all investments in hedge funds will be considered alternative investments.

EPOLP seeks to allocate fund assets to investment opportunities that it finds attractive and that will assist the fund in achieving its investment objective. However, EPOLP will consider periodically rebalancing the fund’s portfolio to maintain what it considers to be an appropriate mix of asset classes, given its prevailing market views. EPOLP anticipates that the fund’s investments will vary over time as a result of allocations and reallocations among new and existing investments and the performance of each investment.

In allocating assets to underlying funds, EPOLP may consider, among other factors, the general type of strategy employed, depth of experience, fee levels, value, growth potential, reputation in the industry, consistency, volatility, ability to perform in up and down markets and returns over time. There is no guarantee that any given underlying fund will accept additional investments from the fund at the time the fund wishes to make such an additional investment or at any time thereafter. Furthermore, any underlying fund may return the fund’s investment in whole or in part without the fund’s consent (as a result of the underlying fund’s liquidation or other compulsory redemption). In addition, to avoid potential adverse regulatory consequences, the fund may need to hold its interest in an underlying fund in non-voting form or limit its voting rights to a certain percentage. The fund generally does not intend to own 5% or more of the voting securities of any underlying unaffiliated fund. Such a limitation on voting rights is intended to prevent an underlying unaffiliated fund from becoming an “affiliated person” of the fund for purposes of the 1940 Act. If the fund becomes an affiliated person of an underlying fund through ownership of its voting securities or otherwise, the 1940 Act may limit the ability of the fund to transact with the underlying fund or its affiliates. The fund will invest in hedge funds consistent with the limits imposed on registered funds.

The fund may seek to gain exposure to certain asset classes, such as ETFs that invest primarily in commodities or certain derivative instruments tied to commodities, through investments in its wholly-owned subsidiary, Alternative Core Fund Ltd., a Cayman Islands exempted company. The subsidiary may invest without limit in these investments. The subsidiary has the same investment manager and subadviser as the fund. The fund may invest up to 25% of its assets in the subsidiary.

The fund may obtain exposure to investment strategies (including hedge fund strategies) through the use of one or more total return swaps through which the fund makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests actively managed by a third-party investment manager identified by EPOLP. The fund may not invest more than 10% of its total assets either directly or through swaps in any one investment considered by EPOLP to be an alternative investment. In addition, the fund may not invest more than 10% of its total assets in the notional value of swaps based on hedge fund strategies.

The fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

The following text replaces any information to the contrary in the section of the Prospectus titled “More on fund management”:

Effective September 29, 2017, EnTrustPermal Partners Offshore LP (“EPOLP”) provides the day-to-day portfolio management of the fund, except for the management of a certain portion of the fund’s cash and short-term instruments. EPOLP, with offices at 375 Park Avenue, New York, New York 10152, is a separate subsidiary of EnTrustPermal LLC, a holding company formed to administer the combined businesses of EnTrust Capital (“EnTrust”) and The Permal Group. EnTrustPermal LLC is owned 65% by Legg Mason and 35% by Gregg S. Hymowitz and entities controlled by him. As of September 30, 2017, EPOLP had total assets of approximately $22.4 billion, $18.1 billion of which was assets under management, with the remainder being a combination of assets under advisement, uncalled capital and mandates awarded but not yet funded.

The following text replaces any information to the contrary in the section of the Prospectus titled “More on fund management – Management fee”:

The fund pays a management fee at an annual rate of 0.90% on average daily net assets up to and including $1 billion, declining to 0.85% on average daily net assets in excess of $1 billion and up to and including $2 billion and to 0.80% of average daily net assets in excess of $2 billion.

The following text replaces any information to the contrary in the section of the Prospectus titled “More on fund management – Expense limitation”:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, ETNs and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses) so that total annual fund operating expenses will not exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class FI shares, 1.70% for Class R shares, 1.10% for Class I shares and 1.00% for Class IS shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case would the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Please retain this supplement for future reference.

PRML423260

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